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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 13, 2007

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                              NEOMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-22009               77-0344424
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(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)         Identification No.)

       3250 Jay Street, Santa Clara, California                  95054
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (408) 988-7020

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

     On February 20, 2007, NeoMagic Corporation (the "Company") issued a press release announcing that Scott Sullinger, Chief Financial Officer of the Company, is leaving the Company to pursue other business interests. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Mr. Sullinger will continue to act as the Company's Chief Financial Officer until his departure. Following Mr. Sullinger's departure, H. Robert Newman, the Company's Corporate Controller, will serve as the Company's interim Chief Financial Officer until a successor is appointed.

     Mr. Newman joined the Company in June 2000 and has held significant roles in the Company's finance department, including Corporate Controller since November 2004. Prior to joining NeoMagic, Mr. Newman worked in various financial roles at Toshiba America Electronics Corporation and Conner Technology. Prior to working in industry, Mr. Newman was an auditor with Deloitte and Touche, a leading public accounting firm, and passed the American Institute Certified Public Accountant's exam. Mr. Newman holds a B.B.A in Accountancy from the University of Notre Dame and an M.B.A. from Santa Clara University.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1     Press Release of NeoMagic Corporation dated February 20, 2007.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         NeoMagic Corporation
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                                                         (Registrant)

Date:  February 20, 2007
                                                         /s/ Douglas R. Young
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                                                         Douglas R. Young
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            Press Release of NeoMagic Corporation dated February 20, 2007.